UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 4, 2009

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

__________________________________

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective November 4, 2009, the Board of Directors (the “Board”) of BlackRock Kelso Capital Corporation (the “Company”) amended and restated the By-laws of the Company (the “By-laws”).  The following summary of the amendments to the By-laws is qualified in its entirety by reference to the amended and restated By-laws filed as Exhibit 3.1 attached hereto and incorporated herein by reference.  Among the changes to the By-laws, the Board:

•
Clarified how business (including without limitation nominations for the election of directors) may be properly brought before an annual or special meeting of stockholders, and set forth requirements for proper notice including certain “advance notice” provisions for stockholders proposing business at stockholder meetings.

•
Established that the number of inspectors of election at any meeting of stockholders shall be one unless the directors of the Company, and not the majority of shares present at such meeting, shall determine to appoint three.

•
Established that, if there is no election contest at a meeting of stockholders and a majority of the outstanding shares of capital stock entitled to vote at such stockholders meeting are not present in person or by proxy, the holders of one-third of such shares (and one-third of the shares of any class or series) shall constitute a quorum to the extent permitted by applicable law.

•
Clarified how a person can be nominated for election as a director to the Board and to establish notice and disclosure requirements for such nomination, including certain “advance notice” provisions requiring stockholders nominating directors at stockholder meetings to provide proper timely notice and to submit specific information concerning the stockholders and their nominee(s).

•	Clarified call and notice requirements, if any, for regular and special meetings of the directors.

•	Established requirements and procedures for the resignation and removal of directors.

•	Established requirements and procedures to fill vacancies in the Board.

•	Provided that stockholders shall have no authority to adopt, amend or repeal By-laws except to the extent required by law.

•	Clarified how notice may be delivered.

•	Made various technical corrections and non-substantive changes.

The By-laws, as amended and restated by the Board, are filed as Exhibit 3.1 attached hereto, and are incorporated herein by reference and qualify in its entirety the foregoing summary of the amendments.

ITEM 5.05.	AMENDMENT TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

The Company maintains a written Code of Ethics (the “Code”), approved by the Company’s Board, which is reasonably designed to prevent fraudulent, deceptive or manipulative acts by persons affiliated with the Company and the Company’s investment adviser, in connection with their personal securities transactions involving securities held or to be acquired by the Company.

On and effective November 4, 2009, the Board amended the Code to reflect certain corrections and changes with regard to specific paragraph references and references to defined terms, and to properly identify obligated parties within specific sections of the Code.

A copy of the Code is available on the Company’s website at http://blackrockkelso.com/InvestorRelations/CorporateGovernance.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

3.1	By-laws of BlackRock Kelso Capital Corporation (as Amended and Restated on November 4, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: November 9, 2009	By:	/s/ Frank D. Gordon
		Name:	Frank D. Gordon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	By-laws of BlackRock Kelso Capital Corporation (As Amended and Restated on November 4, 2009)